(NASDAQ: MYOK) Management Presentation March 2017 Pioneering Precision Cardiovascular Medicine Q3 VERSION Exhibit 99.1

Forward-Looking Statements This presentation includes statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and similar words or expressions. We intend these forward-looking statements to be covered by applicable safe harbor provisions contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. These forward-looking statements, including statements regarding the clinical and therapeutic potential of MYK-461 and MYK-491, our ability to generate topline data from our Phase 2 PIONEER-HCM study of MYK-461 and our Phase 1 SAD trial of MYK-491, the potential for data from our ongoing and planned clinical trials to support further advancement into clinical development or a new drug application, our ability to initiate additional planned clinical trials for MYK-461 and MYK-491, our ability to successfully continue our collaboration agreement with Sanofi, the timing of these events, the anticipated clinical endpoints and pathway to approval for MYK-461 and our anticipated cash runway, reflect our current views about our plans, intentions, expectations, strategies and prospects based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors beyond our control including, without limitation, risks associated with the development and regulation of our product candidates, as well as those set forth in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, and our other filings with the SEC. Except as required by law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Rethinking Cardiovascular Disease Our Mission: to change the world for patients with serious cardiovascular disease through bold and innovative science

Investment Highlights Lead product candidate MYK-461 for symptomatic obstructive HCM (oHCM) enrolling Phase 2 PIONEER-HCM study; topline results expected Q3 2017 Efficient pathway to registration based on functional improvement and clinical symptoms; no mortality-based endpoints Phase 1 underway for MYK-491 for the treatment of dilated cardiomyopathy (DCM); topline results from SAD trial expected Q3 2017 Global R&D collaboration with Sanofi continued through 2018 with MYOK retaining significant product rights Cash through initiation of MYK-461 pivotal study in oHCM and Phase 2 in nHCM, completion of MYK-491 Phase 2 program enabling pivotal study and progression of pipeline

Impaired relaxation Excessive contraction Inadequate contraction Normal contraction Dilated Cardiomyopathy (DCM) Hypertrophic Cardiomyopathy (HCM) Normal Heart Cardiomyopathies Result from Three Distinct Types of Cardiac Muscle Disruptions

MyoKardia Addressing Large Patient Populations Segmented into Smaller, Well-Defined Subgroups



Total U.S. **heart failure** population of **~6 million**

Hypertrophic Cardiomyopathy (630,000)				**Idiopathic Dilated Cardiomyopathy** (900,000)		
Obstructive HCM (410,000)		**Non-obstructive HCM** (220,000)		**Genetic DCM (gDCM)** (360,000)		**Idiopathic DCM with unknown genetic cause**(1)
Initial MYK-461 Target: Symptomatic oHCM *(Orphan Drug Designation)*	Other Patient Segments	**Future MYK-461 Target: nHCM**	Other Patient Segments	**Initial MYK-491 Target:** Specific subgroup(s)	Other Patient Segments	Other Patient Segments

NOTE: All figures approximate. Abbreviations used: Hypertrophic cardiomyopathy = HCM; Dilated cardiomyopathy = DCM; Obstructive HCM = oHCM.

(1) Represents approximately 60% of idiopathic DCM. Consists of "phenotype positive / genotype negative" patients as well as patients with genetic variants of currently unknown significance.

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MyoKardia

Pipeline of First-in-Class Targeted Therapies

Program	Research	Discovery	Phase 1	Phase 2	Upcoming Milestone(s)	
MYK-461	Symptomatic, obstructive HCM[(1)]				• Phase 2 **PIONEER-HCM** topline data Q3 2017 • Initiate Phase 2 **EXPLORER-HCM** trial H2 2017	Global research collaboration with Sanofi[(2)]
	Non-obstructive HCM				• Initiate Phase 2 trial in nHCM patients H2 2017	
MYK-491	Precision DCM population(s)				• Phase 1 SAD topline data Q3 2017 • Initiate Phase 1 MAD trial H2 2017	
HCM-2					• Target validation *in vivo* in 2017 • Mechanistic differentiation to guide selection of DC in 2018	
DCM-2					• Target validation *in vivo* in 2017 • Mechanistic differentiation to guide selection of DC in 2018	Un-partnered MYOK programs
LUS-1					• Continue Research activities	

Abbreviations used: HCM = hypertrophic cardiomyopathy; DCM = dilated cardiomyopathy; nHCM = non-obstructive HCM; SAD = Single Ascending Dose; MAD = Multiple Ascending Dose; DC = development candidate.

(1) MYK-461 was granted Orphan Drug Designation in 2016 for the treatment of symptomatic, obstructive HCM.

(2) In the U.S., MYOK retains commercialization rights for MYK-461 and HCM-2 and co-promotion rights for MYK-491.

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MyoKardia

Symptomatic Obstructive HCM: Our PIONEER-HCM Study Population

HCM Heart



Obstructive HCM (oHCM)

- Physiological complication of HCM; thickened muscle obstructs left ventricular outflow tract (LVOT)
- Earlier onset of severe symptoms of HF and/or death vs. non-obstructive HCM[(1)(2)]
- Surgical relief of obstruction improves symptoms and function, including peak VO_2 and NYHA class[(3)]
- Current SOC is inadequate: off-label drugs or invasive surgical procedures

There are no approved drug therapies for the treatment of oHCM

(1) Ommen, S. R. et al. "Long-Term Effects of Surgical Septal Myectomy on Survival in Patients with Obstructive Hypertrophic Cardiomyopathy." J Am Coll Cardiol 2005;46:470–6
(2) Maron, M. S., et al. "Effect of Left Ventricular Outflow Tract Obstruction on Clinical Outcome in Hypertrophic Cardiomyopathy." The New England Journal of Medicine, (2003) 348(4), 295–303
(3) Firoozi, S. et al. "Septal myotomy-myectomy and transcoronary septal alcohol ablation in hypertrophic obstructive cardiomyopathy." European Heart Journal (2002) 23, 1617–1624

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MyoKardia

Registration Program Plan Enables Optimal Design and Efficient Execution of Pivotal Trial Reduce cardiac muscle contractility Alleviate LVOT pressure gradient Improved clinical benefit MYK-461 demonstrates proof of mechanism in HV and HCM patients ü Data showing reduction of gradient in two patients with LVOT obstruction ü Important outpatient safety data: multiple doses in oHCM patients Demonstrate POC; stable reduction in LVOT gradient PIONEER-HCM (topline data Q3 2017) Further refine relationship between LVOT gradient, symptoms and function to optimize therapeutic response; select dose and endpoint(s) for pivotal trial Operational experience to streamline Phase 3 Phase 2 EXPLORER-HCM Safety and clinical benefit to support NDA submission Single pivotal trial may be adequate for approval Phase 3 (Pivotal) Phase 1 (completed)

PIONEER-HCM: A Phase 2 Study in Symptomatic oHCM Study Goals Evaluate safety and tolerability of repeated doses of MYK-461 in patients with symptomatic obstructive HCM Gain experience with MYK-461 in an outpatient setting Assess level of reduction in LVOT gradient; confirm prior conclusions that gradient reduction improves symptoms and function Role in Development Pathway Begin to characterize relationship among: reductions in contractility, LVOT gradient and clinical endpoints Endpoints to include: functional capacity (peak VO2) and clinical symptoms (dyspnea, NYHA score, QOL / KCCQ) Learnings will inform optimal Ph2 study design to finalize dosing and endpoints before subsequent single pivotal study Abbreviations used: NYHA = New York Heart Association; QOL = Quality of Life; KCCQ = Kansas City Cardiomyopathy Questionnaire. PIONEER-HCM topline data expected in Q3 2017

PIONEER-HCM Study Details

Population	Design

• Diagnosed HCM
• Age 18-70
• LVOT gradient:
  – Resting: ≥30 mmHg
  – Post-exercise: ≥50 mmHg
• LVEF ≥ 55%
• Without background HCM medications
	• ***Open-label, single-arm pilot study***
	• n=10 patients
	• **12 week duration** followed by washout
	• Primary Endpoint: Change in **LVOT gradient**
	• Additional objectives include: evaluation of **functional capacity** (CPET/pVO_2) and **clinical symptoms** (dyspnea, KCCQ, NYHA)
	• Exploratory EPs include wearable biosensor measurements (e.g. iRhythm Zio®XT patch)

Screening | ***MYK-461 Study Drug*** | ***Washout***

Starting Dose → **Adjusted Dose**

Screening

Week 4:
Dose
Adjustment[1]

Week 12:
Primary Endpoint

Week 16

(1) At the end of week 4, pre-specified criteria allow for an increase (either 5 or 10mg QD), decrease (5mg QD) or no change in dose based on % decrease from baseline in LVEF

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Beyond PIONEER-HCM: Efficient Clinical Development Plan to Support Registration for MYK-461 in oHCM

Study	Description	Primary EP	Trial Size	Treatment Duration	Potential Data Catalyst(s)
Phase 2 (PIONEER-HCM)	Effect of MYK-461 on LVOT gradient	LVOT gradient	10	12 weeks	Topline data Q3 2017
Phase 2 (EXPLORER-HCM)	Characterize gradient reduction and clinical benefit at multiple dose levels	LVOT gradient	~60-100	12 weeks	Initiate H2 2017 Overall duration ~1 year
Phase 3 (008 Trial)	Pivotal trial; confirm safety and clinical benefit in oHCM patients for registration	Peak VO_2 [(1)]	~150-200	12-24 weeks	Overall duration ~2 years



Ph1 SAD trial – HV
Ph1 SAD trial – HCM patients
Ph1 MAD trial – HV
PIONEER-HCM
Phase 2 (005 Trial)
Phase 3 (008 Trial)
NDA Filing
Today
Open Label Extension

(1) To be informed by Phase 2 study.

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MyoKardia

DCM Heart Dilated Cardiomyopathy (DCM): Devastating Disease with No Approved Therapies Burden of Disease Standard of Care Chronic, progressive, debilitating heart failure that can shorten life Shortness of breath, chest pain, fatigue; interfere with activity of daily life Increased risk of sudden cardiac death and heart transplant No approved therapeutics to address underlying disease Non-targeted and palliative medical therapy Advanced disease treated like general HF Invasive interventions(1) Normal Heart Improper contraction and insufficient blood pumped by heart Hypocontractility: thin-walled LV, a characteristic of DCM While some surgical interventions are available for obstructive HCM patients, no such options exist for DCM patients. Surgical options include: use of an ICD, pacemaker and LVAD.

Therapeutic Hypothesis for MYK-491: a Novel Cardiac Myosin Activator Targeting the Underlying Cause of DCM Inadequate engaged cross-bridges MYK-491 Increase extent of contraction Restores cardiac output in dilated heart Potential for beneficial remodeling Goal: improve symptoms of HF in patients with genetic DCM Directly target mechanistic defect Sarcomere mutations result in underpowered contraction Known causal pathway; identified genetic targets Distinct from conventional inotropes Implications Potential for controlled increases in contractility Minimal impact on diastole / relaxation Potential for wider therapeutic index

MYK-491 in a Paced HF Dog Model: Restores Heart Function (Systole) without Impairing Relaxation Dose dependent increase in contractility No significant impact on diastolic relaxation * p < 0.05 * * * * * * Consistent results observed across multiple pre-clinical model systems

MYK-491 Clinical Development Pathway Grounded in Principles of MyoKardia Precision Medicine

Overview MYK-491 Development

- Phase 1 trial initiated in January 2017
- Similar guiding principles as those employed in MYK-461
- Goal: validate biomarker-based readouts and explore dosing; efficiently generate POC in targeted DCM patient groups

Trial #	Description	Trial Objective(s)	Trial Initiation	Topline Results
001	Ph1 Single ascending dose (SAD)	• Safety, tolerability, Proof of Mechanism (POM)	January 2017	Q3 2017
002	Ph1 Multiple ascending dose (MAD)	• Safety, tolerability, POM for repeated dosing • Guide dosing in Phase 2 and beyond	H2 2017	TBA


Ph1 SAD trial
Ph1 MAD trial
Phase 2
Today

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MyoKardia

Beyond Our Two Clinical Programs: Significant Opportunity for Important Therapies Remains in Our Core Area of Expertise

<u>Current clinical-stage programs:</u> Formation of myosin-actin crossbridge

MyoKardia <u>pipeline programs</u> based on validated genetic targets

<u>Targeting regulatory proteins:</u>
more subtle modulation of contraction; potential partial activator/inhibitor



Myosin-actin crossbridge
Myosin binding protein C
Troponin T
Troponin I
α Tropomyosin
Actin
Myosin light chain
β Myosin heavy chain
Plus: additional validated targets

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MyoKardia

Value Inflection Catalysts From Multiple Programs: Strong Momentum and Execution from 2016 Expected to Continue in 2017



2016
2017
Enroll first patient in PIONEER-HCM trial
Sanofi Continuation Decision received from Sanofi along with $45 million cash milestone
$25 million cash milestone from Sanofi for MYK-491 IND filing
Phase 1 clinical trial of MYK-491 initiated (SAD in healthy volunteers)
Q3 2017: Topline data from Phase 1 SAD trial of MYK-491
H2 2017: Initiate Phase 2b clinical trial of MYK-461 in oHCM
Q3 2017: Topline data from PIONEER-HCM
H2 2017: Initiate clinical trial of MYK-461 in nHCM population
HCM / MYK-461 Milestone
DCM / MYK-491 Milestone
Corporate Milestone

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MyoKardia

Thank you!

Appendices

Heart Muscle Fibers Myofibril Normal Sarcomere Actin thin filament Myosin thick filament Actin-myosin cross-bridge Force-producing myosin head Cardiac Muscle Disruptions Caused by Defective Contractile Proteins

DCM Sarcomere Inadequate engaged cross-bridges HCM Sarcomere Too many engaged cross-bridges MYK-461 MYK-491 Normal Sarcomere MyoKardia’s Product Candidates are Designed to Correct the Underlying Causal Defects

MyoKardia Has Created the World’s Leading Cardiomyopathy Registry The Sarcomeric Human Cardiomyopathy Registry (SHaRe) supports: Research (target discovery, etc.) Clinical development and registration Patient-caregiver community connectivity 11 centers, 10,000+ patients …and growing World-class academic collaborators Novel genetic and clinical insights

Initial Examples of How We Intend to Leverage SHaRe to Augment Corporate Capabilities Natural History of Disease Role of Mutations Mechanistic Hypotheses Comprehensive picture of disease natural history Define unmet needs Identify subpopulations to study Understand the role of genetic mutations in the natural history of disease Advancing hypotheses that define MyoKardia next-generation programs Identify subdomains of proteins implicated by genetics as potential therapeutic targets

Inadequate Therapeutic Options Current options used off-label: beta blockers, non-dihydropyridine calcium channel blockers, disopyramide Address symptoms only (vs. underlying cause of HCM) and do not appear to affect disease progression Tolerability limited by side effects High rate of non-responders and drop-outs Surgical and/or Invasive Options Appropriate for patients with advanced disease, complications, or refractory symptoms Procedures include: septal myectomy (open heart procedure), alcohol septal ablation, heart transplantation and ICD Current Standard of Care in oHCM There are currently no approved therapeutics indicated for the treatment of oHCM

MYK-461 Registration Program in oHCM Supported by FDA Interactions

Formal Regulatory Feedback

- Type C meeting held in July 2016
- Mortality-based efficacy endpoints will not be required for registration
- Improvement in functional capacity (e.g., Peak VO_2) and/or clinical symptoms (e.g., dyspnea, NYHA class) are suitable endpoints for registration
- A single Phase 3 pivotal study demonstrating significant improvement in functional capacity or symptoms may be adequate for approval

Functional Capacity (Peak VO_2)

- Peak VO_2 is the objective standard for determination of exercise capacity[(1)]
- Linked to long-term prognosis in HCM patients[(2)]
- Correlates with clinical symptoms[(3)]
- Primary endpoint of other ongoing HCM trials

Clinical Symptoms

- Will assess dyspnea (measures the primary limiting symptom for HCM patients), NYHA class and quality of life

Phase 2 trials to explore all above measures, allowing for final determination of pivotal trial's primary endpoint (function or symptoms)

(1) "Exercise Standards for Testing and Training: A Scientific Statement from the American Heart Association." Circulation. 2013;128:873-934.
(2) "Predictors of Long-Term Outcomes in Hypertrophic Cardiomyopathy Patients Undergoing Cardiopulmonary Stress Testing and Echocardiography." Am Heart J 2015; 169:684-692.
(3) "Correlations between physician-perceived functional status, patient-perceived health status, and cardiopulmonary exercise results in hypertrophic cardiomyopathy." Qual Life Res (2013) 22:647-652.

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In addition to 22 healthy volunteers across Phase 1 SAD and MAD trials who received placebo. Summary Phase 1 Program 86 healthy volunteers (HV) and 15 HCM patients dosed with MYK-461 across three Phase 1 studies(1) Safety Favorable safety profile observed across a meaningful dose range (1-144mg single doses), including multiple doses (up to 25mg QD) up to 28 days One SAE observed; all other AEs mild to moderate Pharmacokinetics (PK) PK profile well documented for single and multiple doses Further refine PK and PD relationships in PIONEER-HCM trial and beyond Proof of Mechanism Clinical proof of mechanism observed in HV and HCM patients; dose-dependent reduction in cardiac contractility Experience in two patients consistent with literature indicating that reducing contractility can reduce LVOT obstruction Successful Phase 1 Program: MYK-461 Well-Tolerated and Modulates Causal Disease Pathway

Three Phase 1 Trials of MYK-461 in HCM Patients and Healthy Volunteers

	MYK-461-001	MYK-461-002	MYK-461-003
	Single Ascending Dose (SAD) Trial in HCM Patients	*SAD Trial in Healthy Volunteers*	*Multiple Ascending Dose (MAD) Trial in Healthy Volunteers*
Trial Design	Open-label, sequential-group, SAD study	Randomized, double-blind, placebo-controlled, sequential-group SAD study	Randomized, double-blind, placebo-controlled, sequential-group MAD study
Study Size	15 HCM patients (2 with LVOT obstruction)	48 healthy adults	60 healthy adults
Treatment	Three cohorts: single dose of 48, 96 and 144 mg(1)	Six cohorts of eight subjects each: single dose of 1, 2, 6, 12, 24 and 48 mg(2)	Five cohorts of 12 subjects each(3): 28-day treatment of 2, 6, 12.5, 18.5 and 25 mg(4)
Primary Endpoints	Safety and tolerability of single (001 and 002) and multiple (003) oral doses of MYK-461		
Secondary Endpoints	Document pharmacokinetic (PK) profile and generate evidence of pharmacodynamic (PD) activity		

(1) 48mg cohort (n=4 patients); 96mg cohort (n=6); 144mg cohort (n=5).
(2) Each cohort randomized 6:2 MYK-461 or matching placebo.
(3) Each cohort randomized 10:2 MYK-461 or matching placebo.
(4) 25mg cohort treated for 25 days.

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MYK-461-001: SAD Study in HCM Patients Age (mean ± SD) 41.3 ± 14.7 years Sex 7 male (47%), 8 female (53%) NYHA Class 13 class I (87%), 2 class II (13%) Background HCM Medication None: 3 (20%) Beta blockers: 10 (67%) Calcium channel blockers: 4 (27%) Disopyramide: 1 (13%) Left Ventricular Ejection Fraction (LVEF) 65 ± 2.3% Maximal LV wall thickness 1.9 ± 0.42 cm LVOT gradient (Valsalva-induced) 2 (13%) (42 and 28 mmHg) Key Exclusion Criteria NYHA class IV History of clinically important atrial or ventricular arrhythmias Key Inclusion Criteria Age 18-60 NYHA class I - III LVEF ≥ 65% in prior six months

Clinical Proof of Mechanism: Dose-Dependent PD Response Measured by Independent Biomarkers of Contractility SAD Results: Response at 2 Hours NOTE: Data represent mean ± SEM. Healthy Volunteers HCM Patients

MYK-461 Shows Dose-Dependent Effect Clearly Differentiated from Placebo; Confirms Cessation of Single Dose Drug Activity at 48+ Hours Healthy Volunteers HCM Patients NOTE: Data represent mean ± SEM.

Two Patients with LVOT Obstruction Administered Single Doses of MYK-461

Phase 1 (SAD Trial in HCM Patients)

- Two subjects enrolled in 001 study had a history of obstruction, and displayed a provocable LVOT pressure gradient
- Each patient administered single 96 mg dose of MYK-461

Background on LVOT Obstruction

- Peer-reviewed literature indicates that reducing contractility leads to a reduction in outflow tract gradients[1]
- Prior experiments show ability of MYK-461 to reduce LVOT obstruction in feline models of oHCM[2]

LVOT Obstruction in a Study Patient


FR 20Hz
20cm
2D
78%
C 46
P Low
HPen
CF
68%
2.5MHz
WF High
Med
JPEG
58 bpm

(1) Nistri et al. Am J Cardiol. 2012; 110:715-719; Rosing et al. Circulation. 1979;60:1201-1207; Sherrid et al. J Am Coll Cardiol. 2005; 45:1251-1258.
(2) Data presented at the American College of Veterinary Internal Medicine Forum ("Effects of a Small Molecule Modulator of Sarcomere Contractility in Cats with Hypertrophic Cardiomyopathy"; June 2016).

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Drug Exposure (PK) Contractility LVOT Obstruction Drug Exposure Associated with Reductions in Contractility and LVOT Gradient in Both Patients Dosed in Phase 1 Trial [MYK-461] (μg/mL) LVEF (%) LVOT Gradient (mmHg) Conclusions Both patients’ gradients were reduced following single dose (96 mg) of MYK-461 Time course of drug exposure corresponds to temporal pattern of reduction in contractility (LVEF) and LVOT gradient Consistent with literature and MYOK pre-clinical experiments that reduction in contractility leads to reducing outflow tract gradients Further exploration of relationship among contractility, LVOT gradient and other measures in PIONEER-HCM and beyond NOTE: MYK-461-001 trial protocol specifies that echocardiographic measurements be taken at 2, 2.5, 3, 4, 6 and 24 hours post-dose. Patient 2’s echo intended for 24 hours post-dose was performed at 21 hours.

Repeated Daily Dosing Also Demonstrates Clinical Proof of Mechanism MAD Results in Healthy Volunteers: Response at Day 25 Further data on MAD results available in H1 2017 NOTE: Data represent mean ± SEM.

Hypothesis-Based Dosing in PIONEER-HCM Allows for Streamlined Design and Execution of Phase 2 Trial

Trial Design	Implications
Adjust starting dose to target ~15-20% relative reduction in LVEF	• Incorporate multiple dose data from oHCM patients into PK/PD model • Further define relationships: dose, PK, gradient, symptoms, function
Literature suggests relatively small reductions (5-10%) in LVEF may confer clinical benefit	• Establish safety of outpatient dosing and clinical proof of concept in oHCM • Phase 2 (005): dose-ranging study for a range of reductions in LVEF and corresponding clinical benefit

PIONEER-HCM ***de-risks overall program*** *by guiding optimal Phase 2 design (dose-ranging) and providing operational experience*

Week 4 *Week 12*

Starting Dose → **Adjusted Dose**

15 mg QD(1)

Determined based on LVEF at Week 4

% Decrease in LVEF from Baseline	Action for MYK-461 Dose, Weeks 5-12
< 10%	Increase dose by 10 mg
≥ 10 and < 15%	Increase dose by 5 mg
≥ 15 and < 20%	No change in dose
≥ 20%	Decrease dose by 5 mg

Target Reduction in LVEF → ≥ 15 and < 20%

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(1) Subjects with weight less than 60 kg will be initially administered 10 mg QD.

MyoKardia

Summary Development Plan for Additional Indications for MYK-461

Non-obstructive HCM (nHCM)	Pediatric HCM
• No medical or surgical therapies available other than transplant • In total, ~220,000 patients in U.S. (~33% of HCM patients)(1) • Dosing and design to be informed by PIONEER-HCM • Initiate nHCM study in H2 2017	• Observed in children from infancy to adolescence • ~1,500 children diagnosed annually(2) • Initiate studies based on adequate safety experience, expected to be obtained in Phase 2

Additional information on development plan to be shared in 2017

(1) Gersh, B. J., et al. (2011). 2011 ACCF/AHA Guideline for the Diagnosis and Treatment of Hypertrophic Cardiomyopathy: *58*(25), 2703–2738.
(2) Lipshultz, S. E., Sleeper, L. A., Towbin, J. A., Lowe, A. M., Orav, E. J., Cox, G. F., et al. (2003). The incidence of pediatric cardiomyopathy in two regions of the United States. *The New England Journal of Medicine*, *348*(17), 1647–1655.

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Heart Failure Dog Robust Data Set Shows MYK-491 Can Improve Systolic Function without Diastolic Impairment Across Multiple Animal Model Systems Consistent results observed across multiple pre-clinical model systems Healthy Dog Pig Increase extent of contraction Minimal impact on diastole / relaxation Stroke Volume (SV): biomarker of contractility LVOT Velocity Time Integral (LVOT-VTI): biomarker of contractility; same parameter used in MYK-461 Phase 1 End Systolic Pressure-Volume Relationship (ESPVR): measure of inotropy Tau: measure of diastolic relaxation LV End Diastolic Diameter (LVEDD): measure of heart dimensions at diastole End Diastolic Pressure-Volume Relationship (EDPVR): measure of diastolic compliance

Healthy Dog: Increases Contractility without Diastolic Impact Dose dependent increase in stroke volume (SV) Dose dependent and reversible positive inotropy Contractility Parameters Diastolic / Relaxation Parameters In same experiments, no meaningful changes in diastolic relaxation, as measured by LVEDD (LV end diastolic diameter) and EDPVR (end diastolic pressure volume relationship) ** * p < 0.01 ** p < 0.001 ** ** *

Pig Model: Increases Systolic Function without Impairment of Diastole in a Second Large Mammal Model Dose dependent increase in contractility No significant impact on diastolic relaxation Contractility Parameter Diastolic / Relaxation Parameter * ** * p < 0.05 ** p < 0.01 **